Exhibit 10.11
[*** Certain confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. The location of each omitted portion is indicated by a series of three asterisks in brackets (“[***]”).
Second Trade Agreement
between
VESTAS Wind Systems A/S
And
ZOLTEK Companies Inc.
22052007

Trade Agreement between	Page 2 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Contents:

1. GENERAL CONDITIONS	4
2. SCOPE OF AGREEMENT	6
3. LOGISTICS	7
4. QUALITY, SAFETY AND ENVIROMENT	12
5. LIABILITY FOR DEFECTS	14
6. SERVICE, REMEDY AFTER EXPIRY OF THE WARRANTY PERIOD	16
7. EDUCATION	17
8. FORCE MAJEURE	17
9. CONSEQUENTIAL LOSSES	17
10. DOCUMENTATION AND CONFIDENTIALITY	17
11. VALIDITY AND TERMINATION OF THE AGREEMENT	18
12. LANGUAGE FOR CORRESPONDENCE	19
13. DISPUTES AND APPLICABLE LAW	19
14. PRODUCTS LIABILITY INSURANCE AND PRODUCT LIABILITY	20
15. DRAWINGS AND INDUSTRIAL PROPERTY RIGHTS.	20
16. MISCELLANEOUS	21
17. SIGNATURES	21
APPENDIX A	22
APPENDIX B	23
APPENDIX C	24
APPENDIX D	25
APPENDIX E	26
APPENDIX F	27
APPENDIX G	28
APPENDIX H	33

Trade Agreement between	Page 3 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
This Second Trade Agreement (hereinafter the Agreement) is entered into between Vestas Wind Systems A/S, Alsvej 21, DK-8900 Randers, hereinafter called “VESTAS” and ZOLTEK Companies Inc., 3101 McKelvey Rd. St. Louis, Missouri 63044, hereinafter called “ZOLTEK”.
VESTAS and ZOLTEK are also hereinafter referred to individually as a “Party” and collectively as “the Parties”.
RECITALS
VESTAS develops, manufactures, sells and services wind turbine generators (“WTG’s”).
ZOLTEK is a manufacturer and/or supplier of Carbon Fiber Materials (hereinafter Products) suitable for WTG applications.
A.
The Parties have since 2004 cooperated in connection with a Trade Agreement dated 6 November 2004 (“Trade Agreement”) and underlying firm order letters for 2006 (dated 8. November 2005) (“Order Letter 2006”) and for 2007 (dated 4 October 2006) (“Order Letter 2007”) pursuant to which documents (together “Existing Agreements”), VESTAS has agreed to buy and ZOLTEK to sell certain Products.

B.
Following negotiations the Parties wish to replace Existing Agreements with a new one. thereby establishing the basis of a multiyear partnership securing carbon fiber capacity for VESTAS, capacity expansion at ZOLTEK and maximize profit for both companies.

C.
The basis for the enlarged strategic partnership is the mutual expectation of a strong market growth. In order to accommodate existing and future market demands technically and commercially VESTAS thus expects from ZOLTEK to increase the available production capacity to support VESTAS’ growth. Accordingly, VESTAS aims to enhance ZOLTEK’s status as the preferred supplier for the Products. This preferred supplier status will however be conditioned upon competitive pricing, quality, delivery performance and available products.

D.
ZOLTEK on their side have informed and warranted to establish relevant manufacturing capacity in the US and in Hungary based on the business scenarios and economical aspects presented in order to accomplish VESTAS’ volume objectives.

E.
The cooperation of the Parties under the Existing Agreements have from time to time included disputes and discussions relating to certain alledged failures by ZOLTEK to fulfilled agreed orders and volumes at agreed dates under the Existing Agreements. The undertakings provided by ZOLTEK and not the least the willingness of ZOLTEK to strengthen the preferred customer status of VESTAS and to introduce substantial investments for a prosperous future operation has granted VESTAS sufficient comfort in order to enter into a revised strategic partnership with ZOLTEK while at the same time — and as an integrated presumption of this Second Trade Agreement — amicably settling such historic disputes/non-performance.

Trade Agreement between	Page 4 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
F.
Irrespective of the preferred relationship to be initiated and enhanced between the Parties, ZOLTEK fully acknowledges that VESTAS cannot and will never be dependent upon only one supplier on any component, materials etc. but must have freedom to operate with alternative suppliers.

G.
Accordingly, by entering into this Second Trade Agreement, the Parties wish with effect from 1 January 2007 (the “Effective Date”) to have the terms and conditions set out below constitute the basis for their cooperation

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ZOLTEK and VESTAS, intending to be legally bound, hereby agree as follows:
This Second Trade Agreement shall apply to all orders from VESTAS and/or Contracts (as defined below) between the Parties where delivery takes place, or has taken place, following the 1 January 2007 (“Effective Date”) irrespective of the actual date of VESTAS’ order or of the Contract. Accordingly with respect to such orders and deliveries this Second Trade Agreement will be the sole and exclusive terms and conditions.
With regard to rights and obligations relating to orders and Contracts delivered prior to the Effective Date solely the terms of the Existing Agreements shall apply.
The documents forming this Agreement are to be taken as mutually explanatory of one another. For the purposes of interpretation the priority of the documents shall be in accordance with the following sequence:
1.	This Second Trade Agreement

2.	The Appendices

3.	VESTAS’ order (where applicable)

4.	ZOLTEK’s order confirmation (where applicable)
1.	General Conditions

If a existing or future, direct or indirect subsidiary of VESTAS (existing direct and indirect subsidiaries listed in Appendix C), hereinafter called “VESTASG”, should wish to purchase according to this Agreement the conditions of this Agreement are to be valid.

Trade Agreement between	Page 5 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Furthermore, ZOLTEK is obligated upon the request of VESTAS to supply in accordance with this Agreement to appointed sub-suppliers of VESTAS.
In case of capacity problems, both serial production and repair action, ZOLTEK is obligated in due time to contact the central purchasing organisation at VESTAS in Denmark as set out in Appendix D in order to agree the right priorities. This Agreement covers all ZOLTEK companies worldwide and these ZOLTEK companies are therefore obligated to comply with this Agreement.
Ordinary technical questions shall be answered directly to the unit from which the question came. Questions and matters relating to Product changes and technical discussions in warranty cases shall be discussed only with the R&D responsible in VESTAS in Denmark as set out in Appendix D.
ZOLTEK will upon request from VESTAS issue a parent company guarantee that states that ZOLTEK will fulfil any and all obligations entered into by all ZOLTEK companies worldwide related to this Agreement.
To secure the right communications flow and responsibilities the Parties have defined a Contact Diagram — please refer to Appendix D.
1.1	The Agreement specifies the terms and conditions, which, unless otherwise agreed upon in writing, apply to ZOLTEK’s Agreement with VESTAS.
1.2
For the sake of clarification, agreements and other documents agreed in relation to products ordered prior to the Effective Date shall continue in full force and effect. No reference to ZOLTEK’s offers, quotations, order confirmations, invoices or the like and VESTAS’ inquiries, orders or the like, nor any of ZOLTEK’s own terms of sale and delivery and VESTAS’ general terms and conditions, shall have any validity between the Parties and shall thus involve no deviation from the provisions of the present Agreement, unless this is agreed upon in writing by the Parties in connection with specific deliveries.

1.3
ZOLTEK will not use VESTAS’ name or pictures of installed WTG’s as reference in sales brochures, press releases, or any other material used for general promotion purposes, unless such material is reviewed by VESTAS and explicitly approved in writing. VESTAS will not use ZOLTEK’s name and product as reference in sales brochures, press releases or for any other material used in general promotion purposes, unless such material is reviewed and approved in writing.

1.4	Definitions
Capitalised terms used in this Second Trade Amendment shall have the meaning assigned to them herein. A non-exhaustive list of definitions is attached as Appendix E to this Agreement.

Trade Agreement between	Page 6 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
2.	Scope of Agreement

2.1	Preferred Customer
VESTAS shall during the term of this Second Trade Agreement be the preferred customer of ZOLTEK regarding the Products. This shall include that cooperation between the Parties shall be given absolute top and first priority on all levels of cooperation, including in connection with (i) daily management, (ii) availability and bookings on ZOLTEK’s capacity, and (iii) ZOLTEK continuously giving top priority to product orders, deliveries, remedy work and service towards VESTAS.
2.2	Preferred Supplier
The Parties confirm that ZOLTEK is the preferred supplier to VESTAS of the Products. This is based on the precondition that ZOLTEK remains cost competitive in quantity and quality on existing and future carbon fibre products/models and at the same time fulfils VESTAS quality and delivery requirements.
First Right of Refusal regarding “spot volumes”
VESTAS anticipates requiring additional volumes of carbon fibre beyond the committed volumes, cf. Appendix A (Firm Delivery Schedules) below in order to meet its production requirements. VESTAS will thus make commitments to alternative carbon fibre suppliers, cf. also the recitals above. In excess of such aggregate carbon fibre commitments with ZOLTEK and alternative suppliers there may additionally be “spot volumes” including any unexpected demand increases or significant changes to the forecast which on short notice need to be purchased by VESTAS. VESTAS agrees to make these spot volumes available to ZOLTEK on a first right of refusal basis.
These extra volume opportunities will be presented to ZOLTEK formally in the third quarter of each calendar year for the forward year and informally throughout the year as opportunities for additional volumes arise.
First right of refusal in this respect shall mean that Vestas commits to offer these spot volumes first to ZOLTEK before sourcing from other suppliers and that VESTAS commits to purchase such spot volumes in full or in part from ZOLTEK if (i) ZOLTEK is able to supply such spot volumes on competitive prices, required quality and other terms and (ii) if the necessary capacity is available at ZOLTEK to perform both obligations hereunder and obligation to deliver such additional volumes in VESTAS’ reasonable opinion.

Trade Agreement between	Page 7 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
It is emphasized that ZOLTEK is only obliged to accept and fulfil such extra volume opportunities from VESTAS in excess of an agreed Firm Delivery Schedule, if and to the extent ZOLTEK has submitted an order confirmation to VESTAS regarding such extra volume opportunities.
Finally, it is emphasized that fulfilment of orders on an agreed Firm Delivery Schedule, cf. clause 3 below, shall always have first priority at ZOLTEK, unless otherwise agreed with VESTAS.
2.3	Information Exchange
Subject to relevant restrictions based on the fact that both Parties are listed companies and subject to confidentiality undertakings towards third parties the Parties will annually or on request share relevant market information including general volume commitments, forecasts, capacity bookings etc.
2.4	The Agreement covers the Products stated in Appendix B and other products delivered from ZOLTEK.

3.	Logistics

3.1	Orders and Order Confirmations — Contracts

Except as set forth below in Clause 3.2 regarding supplies of Products within the fixed forecasting system (Firm Delivery Schedules), the Parties agree that VESTAS’ ordering and purchase of Products shall be made by the exchange of an order issued by VESTAS and an order confirmation issued by ZOLTEK (collectively a “Contract”). Any such Contract shall be or be deemed made incorporating the terms and conditions of this Agreement even without these documents being referred to or attached to such Contract.

It is emphasised that orders and order confirmations may for practical reasons also be necessary with regard to orders and deliveries included in any Firm Delivery Schedule due to accounting and shipment purposes. However, conceptually it is emphasised that orders and deliveries as stated and included in any Firm Delivery Schedule shall be considered as legally binding Contracts irrespective of whether formal orders and order confirmations for practical reasons have been issued or not in connection with VESTAS’ call for Products under a Firm Delivery Schedule. Hence the existence or non-existence of such orders and/or order confirmations shall have no effect on the legal binding nature of obligations under the Firm Delivery Schedules.

Trade Agreement between	Page 8 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
ZOLTEK must confirm all orders placed by VESTAS (whether within (if requested by VESTAS) or outside the Firm Delivery Schedule) in writing no later than seven (7) working days after receipt of an order. ZOLTEK’s failure to confirm an order under a Firm Delivery Schedule shall however in no way effect Zoltek’s obligation to make delivery at the times and in the volumes and qualities set out in the applicable Firm Delivery Schedule.
The Parties agree that the Firm Delivery Schedule will at all times take precedence over any Contracts entered into outside a Firm Delivery Schedule.
3.2	Firm Delivery Schedules

The Parties agree to establish a Firm Delivery Schedule setting out the total number of each and any Products which VESTAS will order for delivery and which ZOLTEK will be obliged to deliver within certain fixed periods. The Parties will — at a minimum for the first five (5) years following the Effective Date — work with Firm Delivery Schedules. The Parties will continuously have a three year rolling Firm Delivery Schedule.

For the sake of good order it is emphasized that VESTAS’ obligations under any Firm Delivery Schedule is subject to the availability and delivery from ZOLTEK of Products fulfilling agreed quality requirements at agreed time of delivery.

Firm Delivery Schedule for 2007-2010
For the calendar years 2007 — 2010 the Parties agree that Appendix A constitutes the Firm Delivery Schedule for the number of Products to be purchased by VESTAS and irrevocably delivered by ZOLTEK to VESTAS in calendar year 2007-2010 and on the weekly and monthly basis as specified in Appendix A.
Firm Delivery Schedule for 2011 and onwards
No later than on 31 December 2008 the Parties shall negotiate and agree on a Firm Delivery Schedule for 2011. [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***], [***] [***] [***] [***] [***], [***] [***] [***] [***] [***] [***]. This process will be repeated in each subsequent year (December) — setting the volume for the 3rd forward year. The principles above shall be the strong starting point for such schedules, including the mutual desire to have at least three (3) year rolling forecasts with Firm Delivery Schedules.
Remedies regarding Non-fulfilment of Firm Delivery Schedules
If either Party for any given calendar quarter fails to deliver or take delivery respectively of the agreed fixed volume as set out in a Firm Delivery Schedule for such quarter, liquidated damages shall be paid by the non-fulfilling Party as compensation to the other Party (“Capacity-LD’s”).

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Trade Agreement between	Page 9 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Such Capacity LD’s shall amount to 15% (fifteen percent) of the purchase value of the volume of such Products not being delivered or purchased respectively within such calendar quarter (up to 20 % cf. below). However, if the volume of Products not being delivered or purchased respectively for a given quarter exceeds 20% (twenty percent) of the agreed fixed volume as set out in a Firm Delivery Schedule for such quarter the Capacity LD for such volume in excess of 20% non-fulfilment shall be 35% (thirty five percent) of the purchase value of the volume of Products not being delivered or purchased respectively.
Any spot volume orders placed by VESTAS and confirmed by ZOLTEK will for the purpose of this provision only be incorporated into the Firm Delivery Schedule for any relevant calendar quarter and consequently any delay in delivery of such spot volumes shall be taken into account when calculating the above Capacity LD.
The Parties have agreed that the above capacity LDs will not be applicable to any deliveries which according to the Firm Delivery Schedule should have been made prior to September 30th 2007.
The Capacity LD’s shall fall due at Vestas’ written demand. If no claim has been made in writing within 3 months from the end of the relevant calendar quarter VESTAS shall have forfeited its claim for Capacity LDs for such calendar quarter.
Moreover, in addition to and independent of the above, if and to the extent a Party does not fulfil its obligations to deliver and/or to purchase/pay respectively in accordance with the scheduled delivery days/weeks set out in an agreed Firm Delivery Schedule, the other Party is without limitation entitled to rely on such other agreed remedies set out in this Second Trade Agreement.
3.3	Prices

3.3.1	Agreement on Prices

The Parties have agreed upon the prices stated in Appendix B which will be updated [***] and/or in a Firm Delivery Schedule. Agreed currency, for new orders placed by Vestas after the date of signing this Second Agreement, is [***] for all deliveries, for deliveries outside Europe Vestas shall however be entitled to request that Zoltek makes a quotation for deliveries in [***].

Prices are stated [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***], unless otherwise is stated in Appendix B, a Firm Delivery Schedule or in the specific Contract.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Trade Agreement between	Page 10 of 36
Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07

Prices are firm and fixed for the duration of any period covered by a Firm Delivery Schedule and shall be as set forth therein. Such prices shall not be subject to change unless (i) [***] [***] [***] [***] [***], (ii) [***]/[***] [***] [***] [***] [***] [***] [***], (iii) [***] [***] [***] [***] [***] [***], [***]/[***] (iv) [***] [***] [***] [***] [***] [***] [***].

3.3.2	Price Reviews

Prices are subject to review to take place between the Parties [***] [***] [***] [***] [***] in each year for deliveries in the forward year. If no agreement has been reached before the end of any calendar year, [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]. Moreover in this respect adjustment may continuously take place as stated in clause 3.3.1 (i) — (iv) above.

3.4	Terms of payment

3.4.1
Invoices shall be paid within [***] [***] [***] end of month (EOM) from delivery to VESTAS. Payments made by VESTAS to ZOLTEK shall not release ZOLTEK of any liability or responsibility in accordance with this Agreement.

[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***].

3.4.2	If VESTAS fails to pay by the stipulated date, ZOLTEK shall be entitled to interest from the day on which the payment was due. The rate of interest is [***] [***] [***] [***].

If VESTAS has not paid the amount due within six (6) months, and this is not caused or contributed to by an act, default or omission of ZOLTEK, ZOLTEK shall be entitled to terminate this Agreement by notice in writing to VESTAS and [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]. [***] [***] [***] [***] [***] [***] [***]:

•	[***] [***] ([***] [***] [***]),

•	[***] [***] [***],

•	[***] [***] [***].
This understanding of the term Direct Documented Cost is the same throughout this Agreement.
3.4.3	ZOLTEK is at all times obligated to minimise the loss incurred in relation to this Second Trade Agreement.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
3.5	Passing of Title

3.5.1	Title in the Products shall pass to VESTAS on EXW shipment.

3.6	Orders

3.6.1
ZOLTEK will on all relevant material (order confirmation, delivery note, invoice etc) refer to VESTAS’ order. If the invoice received by VESTAS does not refer to an order VESTAS will without any delay return the invoice to ZOLTEK. Nothing herein shall affect the obligation of both Parties to make/take delivery of Products in accordance with an applicable Firm Delivery Schedule.

3.7	Delivery

3.7.1	Lead-time for Product(s) is stated in Appendix F.

3.7.2	In case of delivery directly from ZOLTEK to any of VESTAS’ other suppliers, a copy of the delivery note must be forwarded to VESTAS without delay upon request of VESTAS.

3.7.3	Before the performance of the first order hereunder can be commenced, ZOLTEK must be provided with the following in writing:
•	This Second Trade Agreement duly signed by both Parties.
and VESTAS must be provided with the following in writing:
•	This Second Trade Agreement duly signed by both Parties.
3.7.4	Each Product delivered to the VESTASG is to be delivered marked as follows on a permanent mounted nameplate:
•	VESTAS order number.

•	VESTAS item number.

•	ZOLTEK order number.

•	ZOLTEK’s Barcode and data label.
3.8	Quantity

3.8.1	All orders must be delivered in accordance with the quantity stated in the order. Part and excess deliveries have to be agreed upon between the Parties.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
3.9	Packing

3.9.1
ZOLTEK must pack and protect all Products in a secure way for land and sea transport, in consideration of the nature of the goods and the method of transport, but at all times in accordance with VESTAS’ specification, if available. ZOLTEK is responsible for securing that the packaging fulfils international requirements. VESTAS reserves the right to approve the packing and the protection. Country of origin and taric must be supplied to VESTAS on all Products.

In addition to any normal packaging labels all pallets must be labelled with the following international symbols according to DIN 55402 or ISO 780:
a. This way up
b. Keep dry
c. Stacking limitation 0 kg.
4.	Quality, Safety and Environment

4.1	Policy

ZOLTEK is obligated to adopt a quality policy requiring zero (0) deviations in Products, service and delivery.

ZOLTEK is obligated to comply with existing legislation, act in a responsible manner regarding environmental and occupational health and safety matters and work towards zero (0) accidents both regarding environment and occupation health and safety.

4.2	Standards and conventions

ZOLTEK shall maintain certification according to ISO 9000:2000 or a similar system after agreement with VESTAS.

At the same time, it should be stressed that VESTAS requires that ZOLTEK obtains certification according to recognised standards in relation to the environment and occupational health and safety.

Requirements described in the brochure “VESTAS Guidelines for Suppliers” shall be followed.

ZOLTEK is obligated to act in an ethical responsible manner by ensuring compliance with the conventions below. Any non-compliance must be communicated in writing to VESTAS. The conventions are the following:

•	United Nation’s Universal Declaration of Human Rights, 10 December 1948 including the International Covenant on Civil and Political Rights (UN 1966)

•	The International Covenant on Economic, Social and Cultural Rights (UN 1966)

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
•	Convention for the Protection of Human Rights and Fundamental Freedoms, Council of Europe, 4 November 1950.

•	ILO Convention No. 29 (Protection against forced labour)

•	ILO Convention No. 87 (Protection of freedom of association)

•	ILO Convention No. 98 (Protection of the right to collective bargaining)

•	ILO Convention No. 100 (Equal remuneration for men and women)

•	ILO Convention No. 105 (Abolition of forced labour)

•	ILO Convention No. 111 (Non-discrimination concerning employment)

•	ILO Convention No. 138 (Protection against child labour)

•	OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, 21 November 1997.
4.3	Chemicals and Materials
ZOLTEK is obligated to ensure that chemicals and materials involved in Products or services delivered to VESTAS fulfil the requirements stated in the Material Blacklist cf. Appendix G.
Prohibited chemicals and materials must not be present in Products sold to VESTAS.
Any presence of unwanted, listed chemicals and materials must be accounted for, and have phase-out plans. Phase-out plans must be communicated in writing to VESTAS. The updated Material Blacklist can be found on www.VESTAS.com under “sustainability”.
Chemicals supplied to VESTAS must be delivered with MSDS sheets in local language. Updates of MSDS sheets must be sent to VESTAS.
4.4	Audits and inspection
ZOLTEK shall assure full and unlimited access to own or sub-suppliers premised for the purpose of audits and inspections of the Products and components for the products.
Audits can be carried out as a system audit or a Product audit, or as a combination of these. Audits can be done with 48 hours prior notification.
VESTAS can, upon request, receive a list of main suppliers to ZOLTEK for the Products.
VESTAS’ customers, customer representatives and/or type approving/certifying authorities are subject to prior approval by ZOLTEK, together with a representative from VESTAS, entitled to carry out quality audits of ZOLTEK and its sub-contractors within relevant areas.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Inspections can be done with 48 hours prior notification and must be conducted without causing ZOLTEK loss of production. ZOLTEK is obligated to assist with personnel and equipment when carrying out the inspection. However, these inspections do not absolve ZOLTEK of his responsibilities if he delivers defective Products nor do they exclude subsequent rejection of inspected Products or components for the Products.
If Vestas requires more than 4 inspection per calendar year, Vestas must pay ZOLTEK for the cost associated with further inspections.
4.6	Traceability

ZOLTEK shall establish the necessary traceability in components and documentation in order to assure proper problem solving.

4.7	VESTAS´ property

N/A

4.8	Documentation

All documentation as stated in the VESTAS Purchase specification and or General specification shall be maintained for fifteen (15) years in a way where it is retrievable and protected for damage such as water, fire and dust. Information stored on electronic media shall be evaluated for readability in planned sequences in order to assure the above requirements. Documentation shall be delivered to VESTAS in the required media without any delay.

5.	Liability for Defects

ZOLTEK shall treat all claims from the VESTASG as though they were raised by VESTAS.

5.1	Scope of Warranty

For the period set forth below in clause 5.3 and any potential extension thereof, ZOLTEK guarantees and warrants (i) that the Products are free from defects in design, materials, workmanship and (ii) the that Products at the time of delivery comply with the requirements, description and quality stated in this Second Trade Agreement including the Specifications set forth in Appendix B, iii) that ZOLTEK conveys good title to the Products, and such Products shall be delivered free from any lawful security interest, lien or encumbrance.

5.2	Limitations of Warranty

ZOLTEK is not liable for defects arising out of materials provided by or a design solely stipulated or solely specified by VESTAS.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
ZOLTEK is not liable for defects arising from overload conditions, faulty installations and/or modifications made without ZOLTEK’S approval.
ZOLTEK is not liable for defects arising from composite material or other materials used in producing the component or the manufacturing process employed by VESTAS.
ZOLTEK is not liable for defects arising from the design or the manufacture of the carbon composite components.
5.3	Warranty Period
The warranty shall endure for a period of five (5) years from the date of delivery of the Products.
5.4	Agreed Action/response to Defects
ZOLTEK shall provide full and immediate assistance including by providing all necessary personal and technical resources, in order to identify the cause of any matter, which in VESTAS’ reasonable opinion may constitute a defect i.e. that the Product is later found out or discovered by either Party to have not lived up to the warranty set out in clause 5.1.
In case it is subsequently proven that no defect of any type is found in the Products inspected, VESTAS shall pay ZOLTEK its reasonable Direct Documented Costs incurred to provide such assistance.
Immediately after becoming aware of the existence or risk of a defect, ZOLTEK shall notify VESTAS and visa versa. Promptly and within five (5) working days after the date of such notice, ZOLTEK shall provide VESTAS with a preliminary report regarding the nature and extent of such defect or the risk thereof including general proposal(s) for actions.
A final report regarding mentioned subjects, including a time schedule indicating a proposal for necessary improvements relating to all future delivery of Products to Vestas shall be provided by ZOLTEK to VESTAS as soon as possible and no later than ten (10) weeks following the date of the abovementioned notice.
In connection with such actions, the Parties shall cooperate to ensure the most cost-efficient implementation and to minimize the involved costs. Any direct costs incurred by VESTAS, ZOLTEK or third parties in connection with such remedial actions shall be born by ZOLTEK.
5.5	Notice of Defects

VESTAS shall give ZOLTEK notice of defective Products as soon as possible after (i) the defect has been detected and (ii) reasonable and relevant measures and analyses have been conducted by or on behalf of VESTAS in order to ascertain and describe the defect.

ZOLTEK is aware that VESTAS will not upon delivery perform any testing or control measures regarding delivered Products.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
5.6	Remedial Action of Defects
If a Defect is discovered prior to incorporation of the Products into Blades ZOLTEK shall be obliged — at its own cost and expense to:
a)	Deliver a replacement Product in a volume equal to the defective Products and

b)	Cover all transportation cost for delivery of such replacement product and

c)
Pay compensation for any production stoppage if the defect in terms of quantity is so substantial seen in conjunction also with the delivery time for replacement products as to cause a production stop.

If a Defect is discovered after incorporation of the Products into Blades ZOLTEK shall be obliged — at its own cost and expense to:
a)	Deliver a replacement Product in a volume equal to the defective Products and

b)	Cover all transportation cost for delivery of such replacement product including where relevant transportation of a new blade in replacement of such Blade where the Defect Products is incorporated and

c)	Cover any other Direct Documented Cost incurred
The Parties agree that defects discovered after delivery of the WTGs/blade at Site can only be remedied by a full replacement of the relevant blade/blades in question.
5.7	General Limitations of Liability

Unless otherwise stated in this Second Trade Agreement, neither Party shall be liable towards the other Party for any indirect loss, loss of profit or other consequential damages in connection with performance or non-performance obligations under this Agreement.

Irrespective of any clause to the contrary, any exclusion or limitation of liability as set out in this Agreement or otherwise cannot be relied upon by a Party who has been guilty of wilful misconduct, fraudulence or gross negligence.

6.	Service, Remedy after expiry of the Warranty Period

N/A

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
7.	Education
ZOLTEK is willing to conduct the necessary training and education of VESTAS key employees in order to secure that the relevant knowledge about ZOLTEK products is handed over to VESTAS. The details and planning of the education is to be agreed upon between the Parties.
8.	Force Majeure
8.1
Neither Party can be held responsible for non-fulfilment of the Agreement, provided this Party proves that this is caused by force majeure, including labour conflict involving other than ZOLTEK’ employees unless the involvement is due to national labour conflicts, fire, export and import prohibitions, unanticipated production stops caused by acts of God, currency restrictions or other obstructions beyond its control, which it could not reasonably have avoided or limited.

8.2
The Party who does not fulfil the Agreement because of force majeure is obligated without delay to inform in writing the other Party of the obstruction(s) and the implication of this for the fulfilment/performance of the Agreement. This Party is furthermore obligated loyally to co-operate in the limitation of the consequences in a force majeure situation.

8.3	In case the force majeure situation is not expected to be brought to a termination within six (6) months, the other Party is entitled to cancel this Agreement by written notice.

9.	Consequential Losses
9.1
Save as elsewhere stated in this Agreement, there shall be no liability for either Party towards the other Party for loss of production, loss of profit, loss of use, loss of contracts or for any consequential, financial or indirect loss whatsoever.

10.	Confidentiality
10.1
Both during the duration of this Second Trade Agreement and after, both Parties must treat all technical documents and commercial information, which have been received from the other Party in accordance with this Agreement, in confidentiality. The Party who receives confidential information, is not permitted to copy the information, or disclose information to a third party or otherwise make use of the information apart from that necessary to fulfil this Agreement, or to have work carried out by ZOLTEK sub-suppliers after prior written approval by VESTAS. Please also refer to enclosed Non Disclosure Agreement, Appendix H.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
10.2
The contents of this present Agreement are confidential and must not be passed on to a third party during the validity of this Agreement or after the termination of this without mutual, written consent. This applies to ZOLTEK who is not affected by the Agreement, to the press and others.

11.	Validity and Termination of the Agreement

11.1	Termination
Unless otherwise provided herein, this Second Trade Agreement shall be valid until the earlier of (a) cancellation by either Party pursuant to Clause 11.2 below, (b) by way of mutual agreement, or (c) termination by either Party with 36 (thirty-six) months written notice.
11.2	Cancellation
This Second Trade Agreement can only be terminated with immediate effect (cancellation) as a result of a material breach of a material term of this Agreement which (if remediable) has not been remedied within thirty (30) days of receipt of notice from the other Party of such breach. Such material breach shall include, but not be limited to (ii) if a Party suspends payment and/or a trustee or receiver is appointed by a court for all or a substantial portion of the assets of a Party, OR (iii) if a Party is wound up, files a voluntary petition in bankruptcy, is adjudicated bankrupt and/or a court assumes jurisdiction of the assets of a Party under any relevant insolvency legislation OR (iv) a Change of Control situation occurs, cf. clause 11.3 below.
11.3	Change of Control
Both Parties have stressed the importance of full and proper performance of this Agreement despite any Change of Control of either Party occurring during the term of this Agreement. The Parties have therefore agreed as follows;
A Party shall promptly report to the other Party any Change of Control in writing.
Either Party shall on the sale of all or substantially all of its assets ensure that all rights and obligations hereunder are assigned in full to the buyer of any such assets, provided however that the ordinary rules on a creditor’s acceptance of a new debtor shall still apply. I.e. the buyer of all or substantially all assets belonging to a Party shall have an unconditional obligation but not a right to step into this Agreement.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
If a Party experiences a Change a Control by a direct or indirect substantial competitor of the other Party and such Change of Control may in the sole, reasonable opinion of the other Party be detrimental to the existing and future business of the other Party, the other Party may then at its own option (i) terminate this Second Trade Agreement immediately or (ii) alternatively by giving 12 months’ written notice thereof at any time following such Change of Control irrespective of clause 11.1 and 11.2 above. If the latter option is chosen by the other Party, supply and purchase of Products shall continue as agreed herein with the sole exception that the other Party may at any time terminate this Second Trade Agreement by giving a 12 months written notice.
11.4	Consequences of Termination or Cancellation

Should termination/cancellation take place all documents, which belong to the Vestas Group, must promptly be returned to VESTAS.

Termination/cancellation shall not have any effect on the obligations of ZOLTEK under existing Contracts or in relation to Clause 10 regarding confidentiality, Clause 14 regarding public and product liability, Clause 13 regarding disputes and applicable law or ZOLTEK’s obligations, including, but not limited to warranties and related covenants with regard to already delivered Products. It is expressly understood that such obligations shall survive the termination of this Second Trade Agreement.

For termination/cancellation in the event of ZOLTEK’s non-fulfilment of Firm Delivery Schedules reference is also made to clause 3.2 above.

12.	Language for Correspondence

12.1	All correspondence between the Parties concerning this Agreement must be in English.

13.	Disputes and Applicable Law

13.1
All disputes arising in connection with this Agreement shall be finally settled under the Rules of Arbitration of the Danish Institute of Arbitration (Copenhagen Arbitration) in Copenhagen, Denmark by one or more arbitrators appointed in accordance with the said rules, supplemented as necessary by the procedural rules of Danish Law.

Irrespective hereof VESTAS shall not be prevented from giving third party notice to ZOLTEK if VESTAS is taken to court by a customer.
13.2
This Agreement shall be construed and governed in accordance with Danish law; however, the United Nations Convention on Contracts for the International Sale of Goods from 11 April 1980 (CISG) shall not apply to this Agreement.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
14.	Products Liability Insurance and Product Liability
14.1	ZOLTEK shall maintain and keep in force adequate business and products liability insurance covering the Products and performances delivered to VESTAS.
The insurance is to be valid as long as the business co-operation continues. As proof of this VESTAS is entitled to demand an insurance certificate issued on name, coverage of injuries on persons or damages to property should be valid worldwide incl. USA and Canada at minimum DKK 20,000,000 per injury/damage.
Furthermore, the insurance should be expanded to cover the responsibility for damages on or losses concerning objects (incl. objects belonging to VESTAS), that ZOLTEK Products or performances are:
a)	made part of, mixed with or incorporated in, joint with, used for packing of or in any other way connected with,

b)	worked up with or used for working up of,

c)	used for production or working up of or any kind of handling of.
ZOLTEK liability is not limited to the sum insured.
14.2
ZOLTEK shall assume full responsibility and liability for any product liability claims. ZOLTEK shall thus indemnify VESTAS and hold it harmless from and against all liability to third party for personal injury, property damage and other losses caused by defects in the Products delivered by ZOLTEK under this Agreement.

15.	Drawings and industrial property rights.

15.1	N/A
15.2
If a third party asserts a legitimate claim against VESTAS based on alleged infringement of an industrial property right or copyright by the Products, ZOLTEK shall indemnify VESTAS and hold VESTAS harmless from and against any liability in damages or costs awarded in any infringement suit or action against VESTAS and ZOLTEK shall be liable for any damage suffered by VESTAS due to the infringement.

15.3	N/A

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
16.	Miscellaneous

16.1	The headlines in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.
16.2
In case this Agreement or any part hereof is declared invalid or unenforceable by any legitimated authority, the remainder of the Agreement shall continue on unchanged terms and conditions, and the Parties shall agree on replacement terms, which to the extent possible shall express the initial intention of the Parties.

16.3	ZOLTEK shall submit VESTAS with an annual report annually including financial figures. The report must be endorsed.

17.	Signatures

17.1	This Agreement is not valid unless signed by two persons from both Parties.

17.2	This Agreement is hereby accepted and comes into force on:

Lem St.,	22 May, 2007	St. Louis	29/05/07

/s/ Ole Kristensen	/s/ Timothy McCarthy

Ole Kristensen	Timothy McCarthy
V.P. Purchasing and Logistics	V.P. Marketing & Sales
Vestas Wind Systems A/S	ZOLTEK Companies Inc.

/s/ Ole Borup Jacobsen	/s/ Zsolt Rumy

Ole Borup Jacobsen	Zsolt Rumy
President Vestas Blades A/S	President and CEO
Vestas Wind Systems A/S	ZOLTEK Companies Inc.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Appendix A
Firm Delivery Schedule for 2007 — 2010
Firm Delivery Schedule for 2007 is [***] [***] based on a weekly supply of [***] [***] in Q1 and [***] [***] in Q2/Q3/Q4 as outlined below:

Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total

Weeks	1-5	6-9	10-13	14-17	18-22	23-26	27-30	31-35	36-39	40-44	45-48	49-52	52

Ton	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Firm Delivery Schedule for 2008 is [***] [***] based on a weekly supply of [***] [***] as outlined below:

Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total

Weeks	1-5	6-9	10-13	14-17	18-22	23-26	27-30	31-35	36-39	40-44	45-48	49-52	52

Ton	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Firm Delivery Schedule for 2009 is [***] [***] based on a weekly supply of [***] [***] as outlined below:

Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total

Weeks	1-5	6-9	10-13	14-17	18-22	23-26	27-30	31-35	36-39	40-44	45-48	49-52	52

Ton	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Firm Delivery Schedule for 2010 is [***] [***] based on a weekly supply of [***] [***] as outlined below:

Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total

Weeks	1-5	6-9	10-13	14-17	18-22	23-26	27-30	31-35	36-39	40-44	45-48	49-52	52

Ton	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Appendix B
Products, Technical Specifications, Prices and Price Indexation
Products :
Product Type: Panex 35 50K Continuous Carbon Fiber Roving
Product Code: Panex 350501500T-13
Vestas Item no.: 096497 Carbon Fiber Roving 50k
Technical Specifications:
Vestas specification: IK 900421
ZOLTEK MATERIAL SPECIFICATION: PANEX® 35 TOW ZMS-097
Prices and Price Indexation:
Prices:
Base price 2007 is agreed to [***] [***] [***] PANEX® 35
Delivery [***] [***] [***] [***] [***]
Price Indexation:
[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]:
1.	[***] [***]

2.	[***] [***]

3.	[***] [***][***] [***]
1.	[***] [***] [***] [***] [***] [***] [***] ([***] [***] [***] [***])[***] [***] ([***])

2.	[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***],[***] [***] ([***] [***])

3.	[***] [***] [***] [***] [***] [***] [***] [***] [***],[***];[***] [***]. [***] [***] [***] [***]
[***] [***] [***] [***] [***]:
[***][***][***][***] ([***][***](([***][***] [***])[***] ([***][***] [***])[***][***][***] ([***][***] [***]))[***] ([***][***] (([***][***] [***])[***] ([***][***] [***])[***][***][***] ([***][***] [***]))[***] ([***][***] (([***][***] [***])[***] ([***][***] [***])[***][***][***] ([***][***] [***]))
[***]	[***] [***] [***]

[***]	[***] [***] [***] [***] [***] [***]

[***]	[***] [***] [***] [***] [***] [***] [***]

[***]	[***] [***] [***] [***] [***] [***] [***]

[***]	[***] [***] [***] [***] [***] [***] [***]

[***]	[***] [***] [***] [***] [***] [***] [***] [***] [***], [***] [***], [***] [***]

[***]	[***] [***] [***] [***] [***]

[***]	[***] [***] [***] [***] [***] [***] [***] [***] [***]

[***]	[***] [*** ][***] [***] [***]

[***]	[***] [***] [***] [***] [***] [***] [***] [***] [***], [***] [***] [***]

[***]	[***] [***] [***] [***] [***]
[***][***].
[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***], [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Appendix C
Vestas’ Blades company and address overveiw

Company name / CVR-number	Delivery address	Invoice address

Vestas Blades A/S CVR nr. DK 27 98 82 10	Smed Hansens Vej 9, 15, 17, 17B, 19, 21, 23 DK-6940 Lem	Smed Hansens Vej 19 DK-6940 Lem
	Vingevej 1 DK-4900 Nakskov	Smed Hansens Vej 19 DK-6940 Lem
	Industrivej 20 DK-6950 Skjern	Smed Hansens Vej 19 DK-6940 Lem
	Herningvej 5-7 DK-6920 Videbæk	Smed Hansens Vej 19 DK-6940 Lem

Vestas Blades Deutschland GmbH VAT no. DE 81 33 92 786	John-Schehr-Strasse 7 D-01979 Lauchhammer	John-Schehr-Strasse 7 D-01979 Lauchhammer

Vestas Blades UK Ltd. VAT no. GB 720 449 649	Monks Brook St. Cross Business Park Newport, Isle of Wight	Monks Brook St. Cross Business Park Newport, Isle of Wight
	PO30 5WZ GB	PO30 5WZ GB

	Via Ariosto 12	Via Ariosto 12
Vestas Blades Italia Srl. VAT no. IT 025 404 807 34	Zona Industriale I — 74100 Taranto	Zona Industriale I — 74100 Taranto

Vestas Blades Australia Pty. Ltd. ABN no. 41 101 106 914	128 School Road Portland	PO Box 464 Portland
	Victoria, 3305 Australia	Victoria, 3305 Australia

Vestas Wind Turbine Equipment (China) Co., Ltd.	South to Xin Ye Er Street and the west to Xin Xing Road, West Area , Tianjin Economic — Technological	South to Xin Ye Er Street and the west to Xin Xing Road, West Area , Tianjin Economic — Technological
	Development Area. China	Development Area. China

Vestas Blades America, Inc	1881 SW Naito Pkwy Ste 100. Portland OR, 97201	1881 SW Naito Pkwy Ste 100. Portland OR, 97201

Vestas Blades Spain S.L.	Pasco de la Castellana 141 Planta 10A 280846 Madrid, Spain	Pasco de la Castellana 141 Planta 10A 280846 Madrid, Spain
This Appendix C does not constitute an exhaustive list of the Vestas companies party to this Agreement as this is to include trade with all companies within the Vestas group from time to time.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Appendix D
Contact Diagram

Area	Vestas	Zoltek Corp
Commercial	Lorents Ruby Nielsen	Tim McCarthy
	(central purchasing organisation)	+1 314 291 5110 108
	+45 9730 6622	Cell +1 314 374-3913
	Cell +45 2512 9308	Tim.mccarthy@zoltek.com
LRN@vestas.com

R&D	Robert Sauven	Dr. Attila Lazar
	+44 (0)1983 824 611	+36 33 53 6022
	rhs@vestas.com	alazar@zoltek.hu

Quality	Piet Dokkedal	Istvan Kinter
	+45 9730 2392	+ 36 33 53 6146
	pdo@vestas.dk	Mike Wescott
+ 1 314 291-5110

Shipping	Uffe K Bjerre	Krizstian Haver
	+45 9730 6630	+36 33 53 6018
	ukb@vestas.com	Khaver@zoltek.hu

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Appendix E
Definitions
Capitalised terms used in this Second Trade Agreement shall have the meaning assigned to them in the Second Trade Agreement. This Appendix E sets out a non-exhaustive list of some of the definitions used:

“Capacity LD”
shall mean liquidated damages payable, if either Party for any given calendar quarter fails to deliver or take delivery respectively of the agreed fixed volume, as set out in a Firm Delivery Schedule, cf. clause 3.2 above.

“Contracts”	shall mean an order issued by VESTAS together with relevant order confirmation issued by ZOLTEK, cf. clause 3.1 above.

“Effective Date”	shall mean the date from which the Second Trade Agreement takes effect, i.e. from 1 January 2007.

“Existing Agreements”	shall mean the Trade Agreement, the Order Letter 2006 and the Order Letter 2007.

“Firm Delivery Schedule”
shall mean a forecast system setting out the total number of each and any Products, which VESTAS shall be obliged to order for delivery and which ZOLTEK will be obliged to deliver within a certain fixed period, cf. clause 3.2 in the Second Trade Agreement.

“Order Letter 2006”	shall mean firm order letter agreement for 2006 entered into between the Parties dated 8 November 2005.

“Order Letter 2007”	shall mean firm order letter agreement for 2007 entered into between the Parties dated 4 October 2006.

“Products”	shall mean Carbon Fiber Materials, as specified in Appendix B.

“The Parties”	shall mean ZOLTEK and VESTAS collectively.

“Trade Agreement”	shall mean Trade Agreement entered into between the Parties dated 6 November 2004.

“VESTASG”	shall mean all existing and future direct and indirect subsidiaries and affiliates of Vestas.

“VESTAS”	shall mean Vestas Wind Systems A/S

“WTG”	Wind Turbine Generator.

“ZOLTEK”	shall mean Zoltek Companies Inc.

“Week”	the parties agree that when referred to; a week start with Monday’s.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Appendix F
Lead-time for ZOLTEK Products
Product Type: Panex 35 50K Continuous Carbon Fiber Roving
Product Code: Panex 350501500T-13
Vestas Item no.: 096497 Carbon Fiber Roving 50k
The lead time from ZOLTEK production in Hungary to Vestas facilities in Europe is 6 weeks for new orders.
The lead time from ZOLTEK production in Texas/USA to Vestas facilities in Europe is 8 weeks for new orders.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Appendix G
1.	Chemical compounds, which are not to be used at VESTAS
Below list shows which chemical compounds are
•	banned according to national or international legislation

•	decided as not wanted by the management at VESTAS
New products containing one or several of the chemical compounds from below list must not be applied at VESTAS.
If one of the listed chemical compounds is used in the production, a plan for termination of use of the product must be prepared. The plan must contain a date of the final termination.
The prohibition applies to any calculated use of the chemical compounds on the list. However, the prohibition does not apply in cases where the chemical compounds occur as impurities in an applied product, i.e. undesirable occurrence in very small amounts.
Any person who introduces a new product at VESTAS is responsible for checking if the product contains one or several of the chemical compounds represented on the list.

			Toxicity		Remarks1/
Group	Substance	CAS-no.	classification	Examples of use	reference
Poly-chlorinated biphenyl	PCB	1336-36-3	Xn; N	Condensator, transformer, substances in paint, sealing and plastic.	B/6
Chlorinated solvents	Chloroform	67-66-3	Xn; Xi; Carc3	Solvent	B/4
	Tetrachloromethane	56-23-5	T; Carc3; N	Solvent	B/4
	1,1,1-trichloroethane	71-55-6	Xn; N	Solvent	B/4
	1,1,2-trichloroethane	79-00-5	Xn	Solvent	B/4
	1,1,1,2-tetrachloroethane	630-20-6		Solvent	B/4
	1,1,2,2-tetrachloroethane	79-34-5	Tx; N	Solvent	B/4
	Pentachloroethane	76-01-7	Carc3; T; N	Solvent	B/4
	1,1-dichloroethylene	75-35-4	Fx;R12 Xn	Solvent	B/4

[1]	B= Use banned

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07

			Toxicity		Remarks1/
Group	Substance	CAS-no.	classification	Examples of use	reference
Organic compounds	Benzene	71-43-2	Carc 1; F; T	Solvent	B/4
CFC-c ompounds	Trichlorofluormethane (CFC-11)	75-69-4		Coolant, freon	B/9
	Dichlorodifluormethane (CFC-12)	75-71-8		Coolant, freon	B/9
	Trichlorotrifluorethane (CFC-113)	76-13-1		Coolant, freon	B/9
	Dichlorotetrafluoroethane (CFC-114)	76-14-2		Coolant, freon	B/9
	Chloropentafluoroethane (CFC-115)	76-15-3		Coolant, freon	B/9
Halons	Bromochlorodifluoromethane (halon-1211)	353-59-3		Flame retardant material	B/9
	Trifluorobromomethane (halon-1301)	75-63-8		Flame retardant material	B/9
	Dibromotetrafluoroethane (halon-2402)	124-73-2		Flame retardant material	B/9
Hydrobromofluorocarbons	Hydrobromofluorocarbon (HBFC-ere)				B/9
HCFC’s	Chlorodifluoromethane (HCFC-22)	75-45-6		Coolant	B/9
	Dichlorotrifluoroethane (HCFC-123)	306-83-2		Coolant	B/9
	Dichlorofluoroethane (HCFC-141)	1717-00-6	N	Coolant	B/9
	Chlorodifluoroethane (HCFC-142b)	75-68-3		Coolant	B/9
Asbestos fibres	Asbestos	1332-21-4 Several options	Carc1;T	Brakes, insulating material, cement	B/1
Metalline lead and chemical lead compounds	Lead — The ban does not apply to electric cables of more than 24 kV and anticorrosive paint	Several options		Brake lining, plastic tubes, lubricant, electric and electronic components	FB/B/8
Table 1: Chemical compounds, which are not to be used at VESTAS

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
2.	Chemical compounds, which are only to be used to a limited extent at VESTAS
This list contains chemical compounds, which:
•	are expected to become banned within the near future

•	are given priority to be handled specially, on the Danish Environmental Protection Agency’s Inventory of undesirable substances.
The use of products that contain one or several of the chemical compounds on the below list must be controlled at VESTAS. Furthermore, more gentle alternatives regarding safety and environment should be searched for when it is considered technically and financially justifiable.
Before use of a product containing one or several of the chemical compounds on the list, it must be considered if it is possible to use an alternative, which is gentler.
Any person who introduces a new product at VESTAS is responsible for examining if the product contains one or several of the chemical compounds on the list and if this is the case, the person must initiate an assessment of the possibility of substituting the product with a gentler alternative.

			Toxicity		Remark2/
Group	Substance	CAS-no.	classifycation	Examples of use	reference
Metalline lead and chemical lead compounds	Lead — the group only contains electric cables of over 24 kV and anti corrosive paint	Several options		Electric cables, anti corrosive paint	FB/B/8
Chlorinated solvents	Dichloromethane	75-09-2	Carc3;R40	Solvent	Pr/10
	Tetrachloroethylene	127-18-4	Carc3;R40 N;R51/53	Solvent	Pr/10
	1,2-Dichloroethane	107-06-2	Carc2;R45 F;R11 Xn;R22 Xi;R36/37/38	Solvent	Pr/10

[2]	FB = Future ban, Pr = Given priority to be handled specially on the Danish Environmental Protection Agency’s inventory of undesirable chemical substances.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07

			Toxicity		Remark2/
Group	Substance	CAS-no.	classifycation	Examples of use	reference
Alkylphenol	Nonylphenol	25154-52-3	Xn;R22 C;R34 N;R50/53	lubricants, surface treatment, Epoxy products	Pr/10
	Octylphenol	27193-28-8		Lubricants, Epoxy products	Pr/10
Paint and lacquer	Nonyl phenol ethoxylate/ (Tergitol NP-33)	9016-45-9 and others		Paint and Lacquer	Pr/10
	Octyl phenol ethoxylate/ (Triton(R) X-100	9002-93-1		Paint and Lacquer	Pr/10
	Azo colorants	Several options		Colouring of textiles	Pr/10
	Lead chromate	7758-97-6	Rep1;R61 R33 Carc3;R40 N;R50/53 Rep3;R62	Insoluble colorant in paint, powder paint, printing colour	Pr/10
Electric and electronic components	Polybrominated biphenyl (PBB)	Several options		Flame retardant	FB/12
	Polybrominated diphenyl ether (PBDE)	Several options		Flame retardant	FB/12
	Cadmium	Several options		Several options	FB/12
	Mercury	Several options		Several options	FB/12
	Hexavalent chromium	Several options		Several options	FB/12
Tabel 2: Chemical compounds for which the use must be limited at VESTAS.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
References:
1.	Arbejdsministeriets bek. nr. 660 af 24. september 1986 om asbest (The Danish Ministry of Labour’s regulation no. 660 of 24 September 1986 on asbestos)
2.
Miljøministeriets bek. nr. 1199 af 23. december 1992 om forbud mod salg, import and fremstilling af cadmiumholdige produkter (The Danish Ministry of the Environment’s regulation no. 1199 of 23 December 1992 on banned sale, import and manufacturing of products containing cadmium.)

3.
Arbejdstilsynets bek. nr. 140 af 17. februar 1997 om foranstaltninger til forebyggelse af kræftrisikoen ved arbejde med stoffer and materialer. (The Danish Ministry of Labour’s regulation no. 140 of 17 Februrary 1997 on measures for prevention of cancer risk in connection with substances and materials.)

4.
Miljøstyrelsens bek. nr. 1042 af 17. december 1997 om begrænsning af salg and anvendelse af visse farlige kemiske stoffer and produkter til specielt angivne formal. (The Danish Environmental Protection Agency’s regulation no.1047 of 17 December 1997 on limitation of sale and use of certain harmful chemical substances and products for specially stated purposes.)

5.
Miljøstyrelsens bek. nr. 692 af 22. september 1998 om forbud mod salg and eksport af kviksølv and kviksølvholdige produkter. ((The Danish Environmental Protection Agency’s regulation no. 692 of 22 September 1998 on banned sale and export of mercury and mercurial products.)

6.
Miljøministeriets bek. nr. 925 af 13. december 1998 om PCB, PCT and erstatningsstoffer herfor. (The Danish Ministry of the Environment’s regulation no. 925 of 13 December 1998 on PCB, PCT and substitute substances.)

7.
Miljø- and Energiministeriets bek. nr. 1044 af 16. december 1999 om visse batterier and akkumulatorer, der indeholder farlige stoffer. (The Danish Ministry of Environment and Energy’s regulation no.1044 of 16 December 1999 on certain batteries and accumulators that contain harmful substances.)

8.
Miljø- and Energiministeriets bek. nr. 1012 af 13. november 2000 om forbud mod import and salg af produkter, der indeholder bly. (The Danish Ministry of Environment and Energy’s regulation no. 1012 of 13 November 2000 on banned import and sale of plumbiferous products.)

9.
Miljø- and Energiministeriets bek. nr. 243 af 19. april 2002 om visse ozonlagsnedbrydende stoffer. (The Danish Ministry of Environment and Energy’s regulation no. 243 of 19 April 2002 on certain ozone layer degradable substances.)

10.	Miljøstyrelsens orientering nr. 9/2000: Listen over uønskede stoffer. (Newsletter no. 9/2000 about inventory of undesirable chemical substances from the Danish Environmental Protection Agency.)
11.	Vejledning fra Miljøstyrelsen nr. 2/2002: B-værdivejledningen. (Instruction from Danish Environmental Protection Agency no. 2/2002: the B-value instruction.)
12.
EUROPA-PARLAMENTETS AND RÅDETS DIREKTIV 2002/95/EF af 27. januar 2003 om begrænsning af anvendelsen af visse farlige stoffer i elektrisk and elektronisk udstyr. The European Parlament and Council’s regulation 2002/95/EF of 27 January 2003 on limitation of the use of certain harmful substances in electric and electronic equipment.)

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
Appendix H
NON DISCLOSURE AGREEMENT
by and between
Vestas Wind Systems A/S, Alsvej 21, DK-8900 Randers, Denmark (hereinafter VESTAS)
and
ZOLTEK Companies Inc., 3101 McKelvey Rd.
St. Louis, Missouri 63044 (hereinafter ZOLTEK)
(jointly called the Parties in plural or Party in singular)
RECITALS
A.	VESTAS is the manufacturer and supplier of wind turbine generators

B.	ZOLTEK is a manufacturer and/or supplier of Carbon Fiber Materials suitable for WTG applications.
NOW THEREFORE in consideration of the rights and obligations herein set forth the Parties agree as follows:
1.	PURPOSE

The purpose of this Agreement is to set forth the rights and obligations of the Parties with respect to the use, handling, protection, and safeguarding of Proprietary Information which is disclosed by and between the Parties in connection with ZOLTEK becoming a strategic partner and single source supplier of Carbon Fiber products to Vestas

2.	DEFINITION

Proprietary Information is defined as technical data, know-how, and other information whether or not reduced to writing, including but not limited to: concepts, descriptions, drawings, samples, compositions, visual demonstrations, oral discussions, sensitive business and financial information, and computer software.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
3.	LIMITATIONS ON USE AND DISCLOSURE OF PROPRIETARY INFORMATION
a)	Proprietary Information will not be used in whole or in part for any purpose other than the purpose specified in this Agreement without the prior written consent of the disclosing Party.

b)
Proprietary Information shall neither be disclosed nor caused to be disclosed whether directly or indirectly to any third party or persons including any employees, directors, and officers of the recipient Party, excepting only those employees, directors and officers who have a need to know and whose knowledge is necessary to implement the purposes and activities set forth herein.

c)
The recipient Party shall not undertake any qualitative or quantitative analysis, reverse engineering or replication of any products containing Proprietary Information unless specifically authorized to do so by the disclosing Party.

4.	STANDARD OF CARE
The Parties agree to protect the confidentiality of the Proprietary Information by the use of the same degree of care that each Party uses to protect its own Proprietary Information and to retain and not to remove any Proprietary Information stamps or marking appearing on such Proprietary Information.
5.	CONTACT
Each Party shall designate in writing one or more individuals within its organization as the only point of contact for receiving Proprietary Information.
6.	EXCEPTIONS TO THE STANDARD OF CARE
The obligations with respect to handling Proprietary Information set forth in this Agreement are not applicable to any information which:
a)
the recipient Party can show by written record to have been in its possession at the time of transmittal or to have been subsequently independently developed by employees who have not had access to Proprietary Information, or

b)	is or becomes publicly known through no wrongful act of the recipients, or

c)	is rightfully received from a third party without similar restrictions and without breach of this Agreement, or

d)	is disclosed to any government body or other authority pursuant to a lawful requirement of such body or authority or as required by law or

e)	is approved for release or use by written authorization of the disclosing Party.
7.	RESPONSIBILITY
The recipient Party will be responsible for any breach of confidentiality or any misuse of the Proprietary Information by any recipient related parties or any other party to whom the recipient Party discloses the Proprietary Information.
8.	TERM AND TERMINATION

8.1	This Agreement will be in force from the date of signing this Agreement and as long as the cooperation between the Parties will continue, but at least for a period of twenty-four (24) months.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
8.2
After the termination of this Agreement in accordance with the provisions of subarticle 8.1, the recipient Party shall not be relieved of the obligations imposed by Article 3, and 4 above with respect to Proprietary Information. Those obligations shall continue until the expiration of three (3) years from the last receipt of Proprietary Information.

9.	RETURN OF PROPRIETARY INFORMATION

9.1	Within thirty (30) days of termination of this Agreement, the recipient Party shall return all Proprietary Information disclosed hereunder and all copies thereof.

9.2	Upon written request by one Party, the other Party shall provide a signed, dated receipt which itemizes the Proprietary Information transmitted or received hereunder.
10.	WARRANTY
This Agreement does not grant any warranty, guarantee, or representation with respect to any exchanged Proprietary Information, or its merchantability or fitness for a particular purpose or function, either express or implied. Neither Party shall be liable in damages of whatever kind as a result of the other Party’s reliance or use of the information provided hereunder.
11.	LIQUIDATED DAMAGES
In the event of any breach of the recipient Party’s obligations under this Agreement, he shall pay to the disclosing Party DKK 1.000.000,00 as liquidated damages.
The Parties acknowledge and agree that the liquidated damages represent a genuine pre-estimate of the likely losses the disclosing Party will suffer in respect of any breach of the recipient Party’s obligations under this Agreement and that the liquidated damages is not a penalty. The recipient Party agrees that his acknowledgement may be pleaded as a defence by the disclosing Party to any claim by the recipient Party that the disclosing Party is not entitled to liquidated damages under this clause.
12.	APPLICABLE LAW AND VENUE
This Agreement shall be construed by the laws of Denmark. The Parties submit to the jurisdiction of the Danish courts Sø- og Handelsretten i København, Denmark in respect of any dispute arising out of or relating to this Agreement.
13.	ENFORCEABILITY
a)	The provisions of this Agreement shall be enforceable notwithstanding the existence of any claim or cause of action of one Party against the other, whether predicated upon this Agreement or otherwise.

b)
If any provision of this Agreement is held unenforceable by a court of competent jurisdiction, then such provision will be enforced to the fullest extent possible and the remainder of the Agreement will continue in full force and effect.

14.	ENTIRE UNDERSTANDING

14.1
This Agreement contains the entire understanding between the Parties, superseding all prior communications, agreements, and understandings between the Parties with respect to the purpose of this Agreement.

14.2
No delay or failure to take any action hereunder will constitute a waiver unless expressly waived in writing, signed by the Party charged with such waiver, and no single waiver will constitute a continuing or subsequent waiver.

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Vestas Wind Systems A/S, DK and ZOLTEK	Date: 22-05-07
14.3	No change, modification, alteration or addition to any provision of this Agreement shall be binding unless in writing and signed by an authorized representative of each Party.

Vestas Wind Systems A/S		ZOLTEK

By:	/s/ Ole Kristensen	By:	/s/ Tim McCarthy

	Name: Ole Kristensen		Name: Tim McCarthy
	Title: Vice President		Title: Vice President

Place: Lem St.		Place: St. Louis

Date: 22 May, 2007		Date: 29/05/07